UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/05/2007

Cambridge Display Technology, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51079

Delaware	13-4085264
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

c/o Cambridge Display Technology Limited
2020 Cambourne Business Park
Cambourne
CB23 6DW
(Address of principal executive offices, including zip code)

011 44 1954 713600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

On February 5, 2007, following approval by the Compensation Committee of the Board of Directors of Cambridge Display Technology, Inc. (the "Company"), restricted units under the Company's 2004 Stock Incentive Plan were granted to the Company's executive officers named in the table below. These restricted units constitute a contractual right of each executive officer to receive the number of shares of the Company's common stock set forth in the table, which right is forfeitable if the executive officer ceases employment with the Company prior to the date such restricted units vest. The grants were made under restricted units agreements applicable to U.S. and U.K employees, as the case may be, as (i) annual bonuses, which were granted on February 5, 2007 and vested immediately, and will be issued on January 2, 2008 (or within 30 days thereof), and (ii) executive retention bonuses, which will vest on December 31, 2008 and be issued and delivered in five equal monthly installments beginning on January 15, 2009 (or within 30 days thereof).

Name                  UK/US        Annual Bonuses Executive Retention Bonuses

Michael Black               UK        3,621               60,000
Dr. Jeremy Burroughes UK        6,512              80,000
Dr. Scott Brown               UK        6,265            80,000
James Veninger               UK        -                     80,000
Dr. David Fyfe               US        12,066              140,000
Dr. SB Cha                     US        5,407                 80,000

The preceding summary is qualified in its entirety by reference to the restricted units agreements, which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4.

Item 9.01.    Financial Statements and Exhibits

Exhibit No. Description

       10.1    Cambridge Display Technology, Inc. Restricted Units Agreement - Annual Performance Bonus (UK)

        10.2        Cambridge Display Technology, Inc. Restricted Units Agreement - Annual Performance Bonus (US)
        10.3        Cambridge Display Technology, Inc. Restricted Units Agreement - Executive Retention Bonus (UK)
        10.4        Cambridge Display Technology, Inc. Restricted Units Agreement - Executive Retention Bonus (US)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cambridge Display Technology, Inc.

Date: February 09, 2007	By:	/s/ Michael Black
Michael Black
Vice President, Finance

Exhibit Index

Exhibit No.	Description
EX-10.1	Cambridge Display Technology, Inc. Restricted Units Agreement- Annual Performance Bonus (UK)
EX-10.2
EX-10.3
EX-10.4